UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 29, 2011

DENBURY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction
 of incorporation)

1-12935 (Commission File Number)	20-0467835 (IRS Employer Identification No.)

5320 Legacy Drive
Plano, Texas (Address of principal executive offices)	75024 (Zip Code)

Registrant’s telephone number, including area code: (972) 673-2000

                                        N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01                      Other Events.

On October 3, 2011, Denbury Resources Inc. (the “Company”) announced that its Board of Directors had approved a common stock repurchase program (the “Program”) for up to $500 million of Denbury shares.  Under this program, the Company may repurchase its common stock from time to time in open market transactions, including through 10b5-1 plans, or through privately negotiated transactions. The Company is not obligated to repurchase any dollar amount or specific number of shares of its common stock under the program, which may be suspended or discontinued at any time.

See the Company’s press release issued on October 3, 2011 attached as Exhibit 99.1.

Item 9.01                      Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Denbury Press Release, dated October 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENBURY RESOURCES INC.
Date: October 3, 2011	/s/ Alan Rhoades
Alan Rhoades
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Denbury Press Release, dated October 3, 2011